UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 16, 2021
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Federal Home Loan Bank of Boston (the Bank) obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the 11 Federal Home Loan Banks (the FHLBanks). Consolidated obligations are sold to the public through the FHLBanks' Office of Finance using authorized securities dealers.

The FHLBanks are regulated by the Federal Housing Finance Agency (the Finance Agency) and the Finance Agency regulations authorize the Finance Agency to require any FHLBank also to repay all or any portion of the principal of or interest on any or all consolidated obligations for which any other FHLBank is the primary obligor. In other words, the Bank is jointly and severally liable with the other FHLBanks for any and all payments due on all of the consolidated obligations issued by the FHLBanks, regardless of whether the Bank receives all or any portion of the proceeds from any particular issuance. Information regarding historical, current, and future issuances of consolidated obligations by the FHLBanks may be obtained from the Office of Finance (http://www.fhlb-of.com). Further, consolidated obligations are backed only by the financial resources of the FHLBanks and are not guaranteed by the United States government.

Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the FHLBanks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. [Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another FHLBank.]

We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

•although certain aggregated issuances of consolidated obligations are material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;
•Schedule A does not address any interest-rate-exchange agreements (or other derivative instruments) that we may enter into as a result of our asset and liability-management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;
•Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and
•the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums, or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
6/16/2021	3130AMWE8	6/30/2021	6/30/2028	12/30/2021	Optional Principal Redemption	Bermudan	Fixed Step Up	9/30/2021	0.750	10,000,000
6/16/2021	3130AMWV0	7/7/2021	7/7/2028	1/7/2022	Optional Principal Redemption	Canary	Fixed Step Up	1/7/2022	1.000	15,000,000
6/17/2021	3130A8HK2	6/21/2021	6/14/2024	12/14/2021	Non-Callable	N/A	Fixed Constant	N/A	1.750	10,000,000
6/17/2021	3130AMWX6	6/30/2021	6/30/2026	12/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	12/30/2021	1.020	35,000,000
6/17/2021	3130AMWY4	6/30/2021	9/30/2024	9/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	9/30/2021	0.500	25,000,000
6/17/2021	3130AMX49	6/30/2021	12/30/2024	9/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	9/30/2021	0.600	50,000,000
6/17/2021	3130AMXA5	7/7/2021	7/7/2031	1/7/2022	Optional Principal Redemption	Canary	Fixed Step Up	10/7/2021	1.500	25,000,000
6/17/2021	3130AMXB3	6/30/2021	12/30/2027	12/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	9/30/2021	1.375	25,000,000
6/17/2021	3130AMXC1	6/30/2021	6/30/2026	12/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	9/30/2021	1.050	25,000,000
6/17/2021	3130AMXF4	6/30/2021	12/30/2024	12/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	9/30/2021	0.600	50,000,000
6/17/2021	3130AMXM9	6/30/2021	12/30/2025	12/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	12/30/2021	0.875	50,000,000
6/17/2021	3130AMXS6	6/24/2021	12/24/2027	12/24/2021	Optional Principal Redemption	Bermudan	Fixed Constant	9/24/2021	1.350	15,000,000
6/17/2021	3130AMXV9	7/28/2021	7/28/2026	1/28/2022	Optional Principal Redemption	European	Fixed Step Up	1/28/2022	0.300	15,000,000
6/18/2021	3130AMWP3	6/30/2021	12/30/2026	12/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	9/30/2021	1.125	20,000,000

6/18/2021	3130AMYA4	6/30/2021	6/30/2026	12/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	9/30/2021	1.070	50,000,000
6/18/2021	3130AMYD8	6/30/2021	12/30/2024	12/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	9/30/2021	0.625	30,000,000
6/18/2021	3130AMYE6	6/30/2021	6/30/2026	12/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	9/30/2021	1.110	15,000,000
6/18/2021	3130AMYF3	6/30/2021	12/30/2024	12/30/2021	Optional Principal Redemption	Bermudan	Fixed Constant	9/30/2021	0.650	15,000,000

(1) Call Type Description:

•Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
•Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
•Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description: Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

•American - redeemable continuously on and after the first redemption date and until maturity.
•Bermudan - redeemable on specified recurring dates on and after the first redemption date, until maturity.
•European - redeemable on a particular date only.
•Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
•Multi-European - redeemable on particular dates only.

(3) Rate Type Description:

•Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
•Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
•Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

•Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

•Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
•Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
•Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
•Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.
•Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
•Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
•Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
•Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
•Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
•Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
•Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
•Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 22, 2021	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer